UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2012

American Realty Capital Trust III, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-170298	27-3515929
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 15th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Dollar General Stores

On December 27, 2011, the board of directors of American Realty Capital Trust III, Inc. (the “Company”) ratified the Company’s entry, through its sponsor, American Realty Capital II, LLC, into a purchase and sale agreement with DG Walnut Grove LLC to acquire a fee-simple interest in three free standing Dollar General stores located in Mississippi (Edwards, Greenville and Walnut Grove). The Company’s obligation to close upon the acquisition was subject to the satisfactory completion of a due diligence review of the property and other customary conditions to closing, which was completed on December 30, 2011.  The Company acquired the properties on December 30, 2011.

A description of the acquisition and the properties is included in Item 2.01 — Completion of Acquisition or Disposition of Assets, and is incorporated herein by reference in its entirety.

Family Dollar Stores

On December 27, 2011, the board of directors of the Company ratified the Company’s entry, through its sponsor, into a purchase and sale agreement with Triple C Development, Inc. to acquire a fee-simple interest in two free standing Family Dollar stores located Floydada, Texas and Madison, Nebraska. The Company’s obligation to close upon the acquisition was subject to the satisfactory completion of a due diligence review of the property and other customary conditions to closing, which was completed on December 30, 2011.  The Company acquired the properties on December 30, 2011.

A description of the acquisition and the properties is included in Item 2.01 — Completion of Acquisition or Disposition of Assets, and is incorporated herein by reference in its entirety.

General Service Administration – U.S. Department of Labor

On December 27, 2011, the board of directors of the Company ratified the Company’s entry, through its sponsor, into a purchase and sale agreement with 415 Green St, Inc. to acquire a fee-simple interest in a U.S. Department of Labor building located in Craig, Colorado. The Company’s obligation to close upon the acquisition was subject to the satisfactory completion of a due diligence review of the property and other customary conditions to closing, which was completed on December 30, 2011.  The Company acquired the property on December 30, 2011.

A description of the acquisition and the properties is included in Item 2.01 — Completion of Acquisition or Disposition of Assets, and is incorporated herein by reference in its entirety.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Dollar General Portfolio

Eight Property Portfolio

On December 30, 2011, the Company closed its acquisition of the fee simple interest in eight freestanding, one-story Dollar General stores located in the cities and states listed below. The Company acquired the properties though an indirect wholly owned subsidiary of its operating partnership. The sellers of the properties are identified below.  The sellers have no material relationship with the Company and the acquisition of the properties was not an affiliated transaction.

The aggregate purchase price of the properties was approximately $7.9 million, exclusive of closing costs, at a capitalization rate of 8.27% (calculated by dividing annualized rental income on a straight-line basis plus operating expense reimbursement less estimated property operating costs by the base purchase price). The Company funded the acquisition of the properties, exclusive of closing costs, with proceeds from the sale of its common stock.  The Company may seek to obtain financing on the properties post-closing.  However, there is no guarantee that it will be able to obtain financing on terms it believes are favorable, or at all.

The tenant of each of the properties is Dolgencorp, LLC, a wholly-owned subsidiary of Dollar General Corp. (NYSE: DG).  All the leases are guaranteed by Dollar General Corp., which has an investment grade credit rating as determined by major credit rating agencies. The properties total 74,601 rentable square feet.  Each of the leases has a 15-year term, with a weighted average remaining term of approximately 14.2 years.  Two leases expire in 2025 and six leases expire in 2026.  Six of the leases contain a fixed rental escalation of 3% commencing in the 11th year of the respective lease term and two leases do not contain rental escalations.  Each of the leases are net, whereby the tenants are to pay substantially all operating expenses, including all costs to maintain and repair the roof and structure of the building, and the cost of all capital expenditures, in addition to base rent. The aggregate annualized rental income for the properties will be approximately $649,200, or approximately $8.70 per rentable square foot.

The following table provides, for each of the properties, information relating to lease commencement and termination dates, amount of lease term remaining, rentable square footage and approximate annualized rental income and renewal options.

Seller	Location	Lease Commencement Date	Lease Termination Date	Lease Term Remaining (Years)	Rentable Square Footage	Approximate Annualized Rental Income	Renewal Options
Abita Holdings, LLC	Pleasant Hill , TN	March 2011	March 2026	14.3	9,014	$ 80,000	Five 5-year options
C-Tan Investments, LLC	Lyford, TX	August 2010	August 2025	13.7	9,100	$ 78,100	Four 5-year options
Southeast Holdings, LLC	Minong, WI	January 2011	January 2026	14.1	9,370	$ 74,900	Two 5-year options
Tuscaloosa 69 DG, LLC	Tuscaloosa, AL	July 2011	July 2026	14.6	9,014	$ 85,300	Five 5-year options
Yellow Fin Properties, LLC	Solon Springs, WI	July 2011	July 2026	14.6	9,026	$ 74,500	Five 5-year options
OMM Holdings, LLC	Mellen, WI	July 2011	July 2026	14.6	9,328	$ 77,000	Five 5-year options
St. Clair DG, LLC	St. Clair, MO	April 2011	April 2026	14.3	10,640	$ 106,300	Four 5-year options
C-Tan Investments, LLC	Grand Ridge, FL	June 2010	June 2025	13.5	9,109	$ 73,100	Four 5-year options

Three Property Portfolio

On December 30, 2011, the Company closed its acquisition of the fee simple interest in three freestanding, one-story Dollar General stores located in the cities and states listed below. The Company acquired the properties though an indirect wholly owned subsidiary of its operating partnership. The seller of the properties was DG Walnut Grove LLC. The seller has no material relationship with the Company and the acquisition of the properties was not an affiliated transaction.

The aggregate purchase price of the properties was approximately $2.7 million, exclusive of closing costs, at a capitalization rate of 8.58% (calculated by dividing annualized rental income on a straight-line basis plus operating expense reimbursement less estimated property operating costs by the base purchase price). The Company funded the acquisition of the properties, exclusive of closing costs, with proceeds from the sale of its common stock.  The Company may seek to obtain financing on the properties post-closing.  However, there is no guarantee that it will be able to obtain financing on terms it believes are favorable, or at all.

The tenant of each of the properties is Dolgencorp, LLC, a wholly-owned subsidiary of Dollar General Corp. (NYSE: DG).  All the leases are guaranteed by Dollar General Corp., which has an investment grade credit rating as determined by major credit rating agencies. The properties total 27,439 rentable square feet.  Each of the leases commenced in December 2011 with a 15-year term expiring in 2026.   Each of the leases contains a fixed rental escalation of 3% commencing in the 11th year of the respective lease term.  Each lease contains five renewal options of five years each. Each of leases are net, whereby the tenants are to pay substantially all operating expenses, including all costs to maintain and repair the roof and structure of the building, and the cost of all capital expenditures, in addition to base rent. The aggregate annualized rental income for the properties will be approximately $231,200, or approximately $8.43 per rentable square foot.

The following table provides, for each of the properties, information relating to lease commencement and termination dates, amount of lease term remaining, rentable square footage and approximate annualized rental income.

Location	Lease Commencement Date	Lease Termination Date	Lease Term Remaining (Years)	Rentable Square Footage	Approximate Annualized Rental Income
Edwards, MS	October 2011	October 2026	14.9	9,230	$ 75,700
Greenville, MS	December 2011	November 2026	14.9	9,118	$ 83,000
Walnut Grove, MS	November 2011	November 2026	14.9	9,091	$ 72,500

Family Dollar Portfolio

On December 30, 2011, the Company closed its acquisition of the fee simple interest in two freestanding, one-story Family Dollar stores located in Floydada, Texas and Madison, Nebraska. The Company acquired the properties though an indirect wholly owned subsidiary of its operating partnership. The seller of the properties was Triple C Development, Inc. The seller has no material relationship with the Company and the acquisition of the properties was not an affiliated transaction.

The aggregate purchase price of the properties was approximately $1.8 million, exclusive of closing costs, at a capitalization rate of 9.08% (calculated by dividing annualized rental income on a straight-line basis plus operating expense reimbursement less estimated property operating costs by the base purchase price). The Company funded the acquisition of the properties, exclusive of closing costs, with proceeds from the sale of its common stock.  The Company may seek to obtain financing on the properties post-closing.  However, there is no guarantee that it will be able to obtain financing on terms it believes are favorable, or at all.

The tenant of each of the properties is Family Dollar, Inc., a wholly-owned subsidiary of Family Dollar Stores, Inc. (NYSE: FDO).  All the leases are guaranteed by Family Dollar Stores, Inc., which has an investment grade credit rating as determined by major credit rating agencies. The properties total 16,100 rentable square feet.  The leases commenced in May 2011 and both leases have a 10-year term expiring in January 2021 and June 2021, respectively.  Neither lease contains annual contractual rental escalations. Both leases contain five renewal options of five years each. Both leases are net, whereby the tenants are to pay substantially all operating expenses, including all costs to maintain and repair the roof and structure of the building, and the cost of all capital expenditures, in addition to base rent. The aggregate annualized rental income for the properties will be approximately $162,000, or approximately $10.06 per rentable square foot.

General Service Administration – U.S. Department of Labor

On December 30, 2011, the Company closed its acquisition of the fee-simple interest in a U.S. Department of Labor building, located in Craig, Colorado. The Company acquired the property though an indirect wholly owned subsidiary of its operating partnership.  The seller of the property was 415 Green St, Inc.  The seller does not have a material relationship with the Company and the acquisition was not an affiliated transaction.

The purchase price of the property was approximately $1.6 million, exclusive of closing costs, at a capitalization rate of 8.60% (calculated by dividing annualized rental income on a straight-line basis plus operating expense reimbursement less estimated property operating costs by the base purchase price). The Company funded the acquisition of the property, exclusive of closing costs, with proceeds from the sale of its common stock.  The Company may seek to obtain financing on the property post-closing.  However, there is no guarantee that it will be able to obtain financing on terms it believes are favorable, or at all.

The property contains 4,328 rentable square feet and is 100% leased to the United States, which occupies the property as the U.S. Department of Labor. The United States has an investment grade credit rating as determined by major credit rating agencies.  The lease commenced in November 2010 and has a 15-year term expiring in November 2025.  The lease does not contain rental escalations.  The lease is a modified gross lease, whereby the tenant is required to pay a proportionate share of certain other costs associated with the property, such as property taxes, utilities, insurance and maintenance, in addition to base rent.  The annualized net operating rental income for the initial lease term is approximately $135,400, or $31.28 per rentable square foot.

FedEx Freight

On December 29, 2011, the Company closed its acquisition of the fee-simple interest in one build-to-suit FedEx Freight distribution facility located in Belmont, New Hampshire. The seller of the property was Setzer Properties, LLC. The seller does not have a material relationship with the Company and the acquisition was not an affiliated transaction.

The purchase price of property was approximately $3.0 million, exclusive of closing costs, at a capitalization rate of 7.60% (calculated by dividing annualized rental income on a straight-line basis plus operating expense reimbursement less estimated property operating costs by the purchase price). The Company funded the acquisition of the property, exclusive of closing costs, with proceeds from the sale of its common stock.  The Company may seek to obtain financing on the property post-closing.  However, there is no guarantee that it will be able to obtain financing on terms it believes are favorable, or at all.

The property contains 11,403 rentable square feet and is 100% leased to FedEx Freight, Inc., a wholly-owned subsidiary FedEx Corp. (NYSE: FDX).  The lease is guaranteed by FedEx Corp., which has an investment grade credit rating as determined by major credit rating agencies.  The lease commenced in June 2011 and has a 12-year term, expiring in June 2026.  The lease contains no rental escalations. The lease contains two renewal options of five years each. The lease is net whereby the tenant is required to pay substantially all operating expenses, in addition to base rent.  The annualized rental income for the initial lease term is approximately $226,200, or approximately $19.84 per rentable square foot.

Item 9.01. Financial Statements and Exhibits.

(a)           Set forth in this Item 9.01(a) are summary financial statements of the parent guarantor to the lessees of the Dollar General store properties described under Item 2.01 of this Current Report on Form 8-K.

Dollar General Corp. currently files its financial statements in reports filed with the U.S. Securities and Exchange Commission, and the following summary financial data regarding Dollar General Corp. are taken from such filings:

	For the 13 weeks ended	Year Ended
(Amounts in Thousands)	October 28, 2011 (Unaudited)	January 28, 2011 (Audited)	January 29, 2010 (Audited)	January 30, 2009 (Audited)
Consolidated Condensed Statements of Income
Net sales	$3,595,224	$13,035,000	$11,796,380	$10,457,668
Operating profit	310,917	1,274,065	953,258	580,486
Net income	171,164	627,857	339,442	108,182

	October 28, 2011 (Unaudited)	January 28, 2011 (Audited)	January 29, 2010 (Audited)	January 30, 2009 (Audited)
Consolidated Condensed Balance Sheets
Total assets	$9,735,882	$9,546,222	$8,863,519	$8,889,199
Long-term obligations	2,721,061	3,287,070	3,399,715	4,122,956
Total liabilities	5,181,870	5,491,743	5,473,221	6,057,504
Total shareholders’ equity	4,554,012	4,054,479	3,390,298	2,831,695

Set forth in this Item 9.01(a) are summary financial statements of the parent guarantor to the lessees of the Family Dollar store properties described under Item 2.01 of this Current Report on Form 8-K.

Family Dollar Stores, Inc. currently files its financial statements in reports filed with the U.S. Securities and Exchange Commission, and the following summary financial data regarding Family Dollar Stores, Inc. are taken from such filings:

	Year Ended
(Amounts in Thousands)	August 27, 2011 (Audited)	August 28, 2010 (Audited)	August 30, 2009 (Audited)
Consolidated Condensed Statements of Income
Net sales	$8,547,835	$7,866,971	$7,400,606
Operating profit	638,072	575,598	457,269
Net income	388,445	358,135	291,266

	Year Ended
	August 27, 2011 (Audited)	August 28, 2010 (Audited)	August 30, 2009 (Audited)
Consolidated Condensed Balance Sheets
Total assets	$2,996,205	$2,968,145	$2,864,112
Long-term debt	548,570	250,000	250,000
Total liabilities	1,909,131	1,546,591	1,437,742
Total shareholders’ equity	4,054,479	3,390,298	2,831,695

Set forth in this Item 9.01(a) are summary financial statements of the parent guarantor to the lessee of the FedEx Freight property described under Item 1.01 of this Current Report on Form 8-K.

FedEx Corp. currently files its financial statements in reports filed with the U.S. Securities and Exchange Commission, and the following summary financial data regarding FedEx Corp. are taken from such filings:

	Three Months Ended	Year Ended
(Amounts in Millions)	November 31, 2011 (Unaudited)	May 31, 2011 (Audited)	May 31, 2010 (Audited)	May 31, 2009 (Audited)
Statements of Operations Data
Revenues	$10,587	$39,304	$34,734	$35,497
Operating income	780	2,378	1,198	747
Net income	497	1,452	1,184	98

	November 31, 2011 (Unaudited)	May 31, 2011 (Audited)	May 31, 2010 (Audited)	May 31, 2009 (Audited)
Consolidated Condensed Balance Sheets
Total assets	$28,452	$27,385	$24,902	$24,244
Long-term debt	1,251	1,667	1,668	1,930
Total common stockholders’ investment	15,917	15,220	13,811	13,626

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL TRUST III, INC.

Date: January 5, 2012	By:	/s/ Nicholas S. Schorsch
Nicholas S. Schorsch
Chief Executive Officer and Chairman of the Board of Directors